UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22888

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Wildermuth Fund
(Exact name of registrant as specified in charter)

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3948 3rd Street South,
#89 Jacksonville Beach, Fl 32250
(Address of principal executive offices)

BW Asset Management, Ltd.
Strathvale House, 3rd Floor
P.O. Box 30847
90 North Church Street
George Town, Grand Cayman, KY1-1204, Cayman Islands
(Name and address of agent for service)

COPIES TO:

Karen A. Aspinall
Practus, LLP
11300 Tomahawk Creek Pkwy, Ste. 310
Leawood, KS 66211

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Registrant’s telephone number, including area code: (345) 743-8800

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1.  Reports to Stockholders.

(a)     The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

ANNUAL REPORT
March 31, 2024

WWW.WILDERMUTHFUND.COM • 1-888-445-6032 •

Wildermuth Fund

Wildermuth Fund

Letter to Shareholders
March 31, 2024

Dear Shareholder:

We are pleased to present this annual report for the Wildermuth Fund (the “Fund”) covering the twelve months from April 1, 2023, to March 31, 2024.

As you are aware, the Fund has undergone certain operational changes since the last annual report was presented. The Plan of Liquidation was approved by the Board in June 2023, the Fund’s former investment adviser Wildermuth Advisory LLC (“Prior Investment Adviser”) resigned, and the Board of Trustees voted to approve the appointment of BW Asset Management Ltd. (“BWAM”), a subsidiary of Kroll, as interim investment advisor effective November 1, 2023. Subsequently, at a Special Meeting of Shareholders held on February 29, 2024, sufficient votes were received to approve BWAM’s appointment as investment adviser to the Fund, effective as of March 1, 2024.

Pursuant to the Plan of Liquidation, BWAM is to realize the investments of the Fund at the most opportune time to maximize the value to Shareholders, whilst balancing the need to return the funds invested in the Fund to the Shareholders on a timely and efficient basis. This process is not straight forward as most of the Fund’s investments comprise of minority equity positions in early-stage private companies with limited sale rights. The divestment strategy in relation to these positions involves working closely with the portfolio companies to formulate and implement an exit strategy, which in some cases may require more than two years to complete, and requires the cooperation of company management and other investors.

We acknowledge that the value of certain investments has been revised downward (in some cases significantly). These revisions are primarily the result of:

•    Significant liquidity challenges faced by certain portfolio companies;

•    Portfolio companies failing to achieve their stated objectives and business plans; and

•    Portfolio companies defaulting on loans and repayment schedules.

We are working closely with each portfolio company to maximize value and mitigate any losses. A comprehensive list of the Fund’s investments and their respective valuations may be found in this report.

Although repurchases are currently suspended, periodic distributions will be made to Shareholders as sufficient funds become available in the Fund. The Fund has a secured loan facility that must be repaid before any distributions can be made. However, please note that not all investments need to be liquidated to facilitate a distribution. Shareholders can expect to receive pro-rata distributions as the Liquidation Plan advances.

BWAM is unable to currently confirm the amount or timing of future distributions to Shareholders. However, Shareholders should be prepared for the possibility that distributions may not occur until the latter part of 2025, or later.

We acknowledge that there has been a significant delay in the filing of this report and we appreciate Shareholders’ patience throughout this process. There has been a series of events which have challenged the audit and reporting process including, but not limited to:

•    The resignation of the Fund’s previous fund administrator, UMB Fund Services (“UMB”). Prior to BWAM’s appointment, UMB resigned as the fund administrator as of March 15, 2024 (prior to the end of the audit period). PKF O’Connor Davies (“PKF”) was engaged as replacement administrator (on an interim basis) to, amongst other things, finalize the fund accounting required to complete the audit process – an exercise which took longer than expected.

•    The replacement of the third-party valuation specialist for the illiquid Level-3 investments.

•    Delays in obtaining relevant information from portfolio companies as required by the auditors to form their opinion.

These events together with the change in the Fund’s investment adviser delayed the delivery of the annual report to Shareholders.

If you have any questions, please visit the Fund’s website, or submit an inquiry through the Contact Us page at www.wildermuthfund.com.

Sincerely,

Mitchell Mansfield

Portfolio Manager and Principal Executive Officer

January 2025

Wildermuth Fund

Portfolio Review
March 31, 2024 (Unaudited)

The Fund’s performance figures* for each of the periods ended March 31, 2024, compared to its benchmarks:

	One Year	Three Years	Five Years	Annualized Since Inception[1]
Class I2	(47.13)%	(24.69)%	(14.86)%	(9.05)%
S&P 500® Total Return Index***	27.86%	9.77%	13.14%	12.08%
S&P SmallCap 600 Index**	13.75%	0.64%	7.44%	6.82%

1     The Class I inception date was April 28, 2017.

2     On August 14, 2023, Class A and Class C shares were converted into Class I Shares.

*        The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Class I has a total annual operating expense of 4.28%, per the prospectus supplement dated August 1, 2023 to the prospectus dated July 29, 2022.

**    The S&P SmallCap 600 is an index of small-cap stocks managed by Standard & Poor’s. It tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. Investors cannot invest directly in an index.

***    The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index.

Wildermuth Fund

Portfolio Review - Continued
March 31, 2024 (Unaudited)

Growth of a $10,000 Investment

$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
$25,520
$19,346
$5,245
4/28/17
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
3/31/24
Wildermuth Fund - Class I
S&P SmallCap 600® Index
S&P 500® Index

Holdings by type of Investment	% of Net Assets
Commodity & Natural Resource Investments	7.6%
Direct Private Equity	84.7
Direct Real Estate	5.7
Hedge Funds	0.0
Private Equity Debt	17.7
Private Equity Funds	3.7
Private Real Estate Investments	5.2
Public Non-Traded Real Estate Investment Debt	0.2
Warrants	0.4
Short-Term Investments	4.0
Other Assets and Liabilities	(29.2)
100.0%

Please refer to the Schedule of Investments in this Annual Report for detailed analysis of the Fund’s Holdings.

Wildermuth Fund

Portfolio Composition
March 31, 2024

Country of Investment	Value	% of Net Assets
Ireland	$13,884,992	31.49%
Luxembourg	1,167,890	2.65
New Zealand	2,494,990	5.66
United States	39,425,230	89.40
Other Assets & Liabilities, net	(12,875,868)	(29.20)
	$44,097,234	100.0%

Wildermuth Fund

Schedule of Investments
March 31, 2024

Interests, Shares, Principal Amount, or Units		Fair Value
	COMMODITY & NATURAL RESOURCE INVESTMENTS — 7.6%
1,000	Casillas Petroleum Resource Partners, LLC(a)(b)(c)(e)	$909,333
1,976,034	CM Funding, LLC(a)(b)(c)(e)(f)	720,496
182	Midcon Holdco Partners, LLC(a)(b)(c)(e)	79,611
2,066,031	Thunder Investment Partners, LLC(a)(c)(d)(e)(f)	1,657,629
	TOTAL COMMODITY & NATURAL RESOURCE INVESTMENTS (Cost $5,196,235)	$3,367,069

	DIRECT PRIVATE EQUITY — 84.7%
41,751	Affinity Beverages, LLC(a)(b)(c)(e)	$174,999
684	Atlas Fintech Holdings Corp. - Class A Share Interests(a)(b)(c)(f)	1,861,512
2,500	Clear Guide Medical, Inc. - Series A Preferred Stock(a)(b)(c)(d)(e)(f)	4,894,000
134,898	Clear Guide Medical, Inc. - Series A-2 Preferred Stock(a)(b)(c)(d)(e)(f)	921,000
763,283	Clear Guide Medical, Inc. - Series A-3 Preferred Stock(a)(b)(c)(d)(e)(f)	4,854,000
56,180	Clear Guide Medical, Inc. - Series A-4 Preferred Stock(a)(b)(c)(d)(e)(f)	510,000
157,563	Clear Guide Medical, Inc. - Series A-5 Preferred Stock(a)(b)(c)(d)(e)(f)	1,513,000
1,543,074	Clearsense, LLC - Class B Preferred Shares(a)(b)(c)(d)(e)(f)	183,499
835,814	Clearsense, LLC - Class C Preferred Shares(a)(b)(c)(d)(e)(f)	124,501
2,074,115	DSI Digital, LLC - Common Units(a)(b)(c)(d)(e)(f)	—
5,791,621	DSI Digital, LLC - Series A Convertible Preferred Units(a)(b)(c)(d)(e)(f)	—
1,690	Level ATI HoldCo, LLC - Class A(a)(b)(c)(d)(e)(f)	4,324,396
3,500,000	Metro Diner, LLC - Series B Units(a)(b)(c)(e)(f)	2,897,000
1,880,968	Metro Diner, LLC - Series II Common Units(a)(b)(c)(e)(f)	1,374,000
8,800,000	Reach Enterprises, Inc. - Common Units(a)(b)(c)(d)(e)(f)	—
309,150	Reach Enterprises, Inc. - Series Seed-1 Preferred Units(a)(b)(c)(d)(e)(f)	—
1,288,103	Reach Enterprises, Inc. - Series Seed-2 Preferred Units(a)(b)(c)(d)(e)(f)	—
7,627,254	Waratek, Ltd. - Common Shares(a)(b)(c)(d)(e)(f)	7,721,437
635,838	Waratek, Ltd. - Series B-1(a)(b)(c)(d)(e)(f)	2,625,957
756,826	Waratek, Ltd. - Series B-2(a)(b)(c)(d)(e)(f)	3,363,901
426,036	WG Pitts Caribbean, LLC - Common Units(a)(b)(c)(d)(e)(f)	—
	TOTAL DIRECT PRIVATE EQUITY (Cost $49,734,959)	$37,343,202

	DIRECT REAL ESTATE — 5.7%
	Brookwood SFL Investor Co-Investment Vehicle, LLC(a)(b)(c)	$1,413,730
1,800,000	LaGrange Senior Living, LLC - Class A Interests(a)(c)(d)(e)(f)	1,080,994
	TOTAL DIRECT REAL ESTATE (Cost $2,128,042)	$2,494,724

	HEDGE FUNDS — 0.0%
	Rosebrook Opportunities Fund LP(a)(b)(c)(d)(g)(h)	—
	TOTAL HEDGE FUNDS (Cost $994,053)	—

See accompanying notes to financial statements.

Wildermuth Fund

Schedule of Investments - Continued
March 31, 2024

Interests, Shares, Principal Amount, or Units		Fair Value
	PRIVATE EQUITY DEBT — 17.8%
6,425,000	DSI Digital, LLC - Convertible Note, 8.00%, 3/31/2025(a)(b)(c)(d)(e)(f)(i)	$2,855,442
410,000	DSI Promissory Note(a)(c)(d)(e)(f)	380,890
6,788,250	Reach Enterprises, Inc. - Convertible Note, 8.00%, 9/30/2024(a)(b)(c)(d)(e)(f)(i)	250,000
2,500,000	Reach Enterprises, Inc. - Convertible Note, 12.00%, 10/1/2023(a)(b)(c)(d)(e)(f)(i)(j)	250,000
2,098,889	Sequin, Inc. - Convertible Note, 8.00%, 12/31/2024(a)(b)(c)(e)(f)(i)	917,357
400,000	Sequin, Inc. - Convertible Note 12.00%, 5/30/2024(a)(b)(c)(e)(f)(i)	126,586
250,000	Sequin, Inc. - Promissory Note, 12.00%, 3/20/2024(a)(c)(e)(f)(j)	90,787
2,033,611	The Work Shop Limited T/A RIP Global - Convertible Note, 12.00%, 12/31/2024(a)(b)(c)(e)(f)(i)	2,494,990
4,436,896	WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 6/30/2023(a)(c)(d)(e)(f)(j)	471,919
	TOTAL PRIVATE EQUITY DEBT (Cost $24,506,606)	$7,837,971

	PRIVATE EQUITY FUNDS — 3.7%
	Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund(a)(b)(c)(e)(g)(h)	$1,167,890
	EJF Sidecar Fund, Series LLC - Small Financial Equities Series(a)(c)(g)(h)	148,623
10	GPB Automotive Portfolio LP(a)(b)(c)(e)(f)(g)	295,179
	Gravity Ranch Fund I LP(a)(b)(c)(e)(f)(g)(h)	—
	TOTAL PRIVATE EQUITY FUNDS (Cost $1,485,821)	$1,611,692

	PRIVATE REAL ESTATE INVESTMENTS — 5.2%
92,075	ARCTRUST, Inc.(a)(c)(g)	$954,821
	Cygnus Property Fund V, LLC(a)(c)(g)	22,605
	Harbert Seniors Housing Fund I LP(a)(b)(c)(g)	842,864
56	Shopoff Land Fund III LP(a)(b)(c)(g)	50,680
	Walton Street Real Estate Fund VIII LP(a)(b)(c)(g)	415,567
	TOTAL PRIVATE REAL ESTATE INVESTMENTS (Cost $2,195,233)	$2,286,537

	PUBLIC REAL ESTATE INVESTMENT DEBT — 0.2%
108,201	Cottonwood Communities, Inc. - Promissory Note, 7.00%, 1/1/2031(a)(c)(e)	$105,471
	TOTAL PUBLIC REAL ESTATE INVESTMENT DEBT (Cost $105,470)	$105,471

See accompanying notes to financial statements.

Wildermuth Fund

Schedule of Investments - Continued
March 31, 2024

Interests, Shares, Principal Amount, or Units		Fair Value
	WARRANTS — 0.4%
44	Atlas Fintech Holdings Corp., Exercise Price $14,950, Expiration Date, 12/30/2023(a)(b)(c)(f)	$—
1,454,223	DSI Digital, LLC, Exercise Price $0.01, Expiration Date, 3/29/2025(a)(b)(c)(d)(e)(f)	—
1,442	Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date, 1/21/2028(a)(b)(c)(e)(f)	1,845
6,410	Sequin, Inc., Exercise Price $0.001, Expiration Date, 3/30/2026(a)(b)(c)(d)(e)(f)	—
172,792	Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date, 1/22/2028(a)(b)(c)(d)(e)(f)	173,697
	TOTAL WARRANTS (Cost $0)	$175,542

	SHORT-TERM INVESTMENTS — 4.0%
1,750,894	Fidelity Institutional Government Portfolio - Institutional Class, 5.21%(k)	$1,750,894
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,750,894)	$1,750,894

	TOTAL INVESTMENTS — 129.2% (Cost $88,097,312)	56,973,102
	Liabilities less other assets — (29.2)%	(12,875,868)
	TOTAL NET ASSETS — 100.0%	$44,097,234

LLC – Limited Liability Company

LP – Limited Partnership

SLP – Special Limited Partnership

(a)    Illiquid Security. As of March 31, 2024 these securities amounted to $55,222,208 representing 125.2% of total net assets.

(b)    Non-income Producing

(c)    Restricted Security. As of March 31, 2024 these securities amounted to $55,222,208 representing 125.2% of total net assets. Please refer to Note 7, Investments in Restricted Securities, in the Notes to the Financial Statements.

(d)    Denotes an investment in an affiliated entity. Please refer to Note 8, Investments in Affiliated Issuers, in the Notes to the Financial Statements.

(e)    Level 3 security in accordance with fair value hierarchy.

(f)    Security fair valued using method determined in good faith by the Fair Value Committee designated by the Board of Trustees. As of March 31, 2024 these securities amounted to 48,936,015 representing 110.97% of total net assets.

(g)    Private Fund. As of March 31, 2024 these securities amounted to $3,898,228 representing 8.8% of total net assets.

(h)    Private Investment Company. As of March 31, 2024 these securities amounted to $1,316,513 representing 2.9% of total net assets.

(i)    Payment-in-kind (PIK) security in which the issuer makes interest payments in the form of additional securities, as opposed to cash payouts. These additional securities generally have the same terms as the original holdings.

(j)    Security is in default.

(k)    Represents the current rate as of March 31, 2024.

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Assets and Liabilities
As of March 31, 2024

Assets:
Investments in unaffiliated issuers at fair value (cost $17,830,603)	$17,682,110
Investments in affiliated issuers at fair value (cost $70,266,709)	39,290,992
Dividends and interest	1,129,947
Prepaid Income Taxes	843,435
Prepaid Expenses	154,847
Due from Advisor(1)	72,936
Miscellaneous receivable	80,000
Investment securities sold	403,647
Total Assets	59,657,914

Liabilities:
Advisory Fees(2)	455,675
Professional Fees	397,338
Transfer agent fees and expenses	12,984
Fund accounting & administration	59,460
Custody fees	3,560
Interest expense payable	123,246
Accrued other liabilities	8,464
Line of Credit	14,499,953
Total Liabilities	15,560,680

Net Assets:
Commitments and contingencies (Note 10)	—
Net Assets	$44,097,234

Net Assets Consist of:
Paid in capital (unlimited shares authorized, 25,000,000 shares registered, no par value)	68,572,596
Total distributable earnings (loss), net of taxes	(24,475,362)
Net Assets	$44,097,234

Net Assets:
Class I	$44,097,234

Shares of Beneficial Interest Issued and Outstanding:
Total Shares Outstanding(3)(4)	8,281,292

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class I	$5.32

(1)     Due from prior investment adviser, Wildermuth Advisory LLC.

(2)     Fees due to current adviser, BWAM.

(3)     On August 14, 2023, Class A and Class C shares were converted into Class I Shares.

(4)     Sales of the Fund’s shares were suspended effective June 22, 2023. The Fund’s quarterly repurchase offers were also suspended effective June 29, 2023. In addition, the Fund did not renew its registration statement with the Securities and Exchange Commission by the required deadline of July 29, 2023 which was 120 days from the Fund’s last fiscal year end. As such, the Fund is not authorized to offer shares to the public.

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Operations
For the year ended March 31, 2024

Investment Income:
Dividends from affiliated issuers	$351,231
Dividends from unaffiliated issuers	386,612
Interest from unaffiliated issuers	125,875
Total Investment Income	863,718

Expenses:
Accounting & administration fees	202,374
Advisory fees	1,216,812
Audit fees	374,157
Chief compliance officer fees	67,449
Chief financial officer fees	65,197
Custodian fees	13,390
Distribution fees - Class C	41,390
Insurance fees	34,229
Interest expense	1,201,439
Legal fees	604,472
Printing & Postage	58,034
Registration Fees	50,958
Pricing and valuation service fees	9,151
Shareholder servicing fees - Class A & Class C	39,413
Transfer agent fees	180,725
Trustee fees	130,000
Miscellaneous expenses	16,961
ADR issuance fees	82
Total Expenses	4,306,233

Waivers & Net Expenses
Expenses waived by Adviser	(423,775)
Net Expenses	3,882,458
Net Investment Income/Loss
Net Investment Income/Loss	(3,018,740)
Current Tax Benefit
Current tax benefit	1,280,673
Net Investment Income/Loss after taxes
Net investment income/loss after tax benefit	(1,738,067)

Realized and Unrealized Gain (Loss) on Investments and foreign currency:
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,546,011)
Total Net realized gain (loss)	(2,546,011)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (unrealized)	(3,899,659)
Investments in affiliated issuers (unrealized)	(30,984,519)
Net deferred tax expense	1,693,008
Total Net change in unrealized depreciation, net of taxes	(33,191,170)

Net Increase/Decrease in Net Assets from Operations	$(37,475,248)

See accompanying notes to financial statements.

Wildermuth Fund

Statements of Changes in Net Assets

	For the year ended March 31, 2024	For the year ended March 31, 2023	For the period ended March 31, 2022
Change in Net Assets From:
Operations:
Net investment (loss)	$(1,738,067)	$(451,362)	$(499,325)
Net realized gain (loss) on investments	(2,546,011)	4,824,119	493,427
Net change in unrealized appreciation (depreciation) on investments	(33,191,170)	(35,421,245)	1,940,124
Net increase (decrease) in net assets resulting from operations	(37,475,248)	(31,048,488)	1,934,226

Distributions to Shareholders:
Distributions
Class A	—	(399,043)	—
Class C	—	(221,289)	—
Class I	—	(466,479)	—
Total: (Distributions)	—	(1,086,811)	—
From other sources (tax return of capital):
Return of capital
Class A	(282,206)	(775,717)	(141,427)
Class C	(162,467)	(613,160)	(129,994)
Class I	(399,975)	(664,427)	(68,706)
Total: (Return of capital)	(844,648)	(2,053,304)	(340,127)
Total distributions to shareholders	(844,648)	(3,140,115)	(340,127)

Capital Share Transactions:
Net proceeds	339,031	34,233,646	2,256,664
Class A	13,770	454,551	581,475
Class C	—	309,166	202,281
Class I	325,261	33,469,929	1,472,908
Reinvestment of distributions	377,398	1,693,392	199,544
Class A	116,541	533,902	67,180
Class C	89,537	580,848	100,945
Class I	171,320	578,642	31,419
Cost of Shares Redeemed	(4,956,698)	(54,758,816)	(8,481,362)
Class A	(2,126,657)	(17,979,654)	(4,795,945)
Class C	(1,061,290)	(29,097,178)	(1,539,118)
Class I	(1,768,751)	(7,681,984)	(2,146,299)
Net decrease from capital share transactions	(4,240,269)	(18,831,778)	(6,025,154)

See accompanying notes to financial statements.

Wildermuth Fund

Statements of Changes in Net Assets - Continued

	For the year ended March 31, 2024	For the year ended March 31, 2023	For the period ended March 31, 2022
Net Assets:
Net change in net assets	$(42,560,165)	$(53,020,381)	$(4,431,055)

Net Assets:
Beginning of Period	86,657,399	139,677,780	144,108,835
End of Period	44,097,234	86,657,399	139,677,780

Transactions in Shares:
Subscriptions (shares)
Class A	1,380	34,110	42,792
Class C	—	25,556	15,726
Class I	28,221	2,512,805	107,835
Reinvested Distributions (shares)
Class A	11,713	41,074	4,965
Class C	9,576	46,779	7,850
Class I	16,996	44,491	2,300
Redemptions (shares)
Class A	(190,561)	(1,371,646)	(357,327)
Class C	(101,075)	(2,324,022)	(120,032)
Class I	(155,739)	(583,045)	(158,750)
Exchanges (shares)
Class A	(2,847,714)	—	—
Class C	(1,627,076)	—	—
Class I	4,319,019	—	—
Net decrease in shares of beneficial interest outstanding	$(535,260)	$(1,573,898)	$(454,641)

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Cash Flows

For the year ended March 31, 2024
Cash flows from operating activities:
Net decrease in net assets from operations	$(37,475,248)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(3,698,084)
Purchases of short-term investments, net	(1,134,857)
Proceeds from sales of investments	5,075,199
Net realized loss from investments	2,546,011
Net unrealized depreciation on investments	34,884,178
Return of capital and non-income distributions	304,191
Deferred tax liability	(1,693,008)

Changes in assets and liabilities
(Increase)/Decrease in assets:
Due from Investment Advisor/Advisory Fee Payable	473,430
Dividend and interest receivable	(962,860)
Return of capital receivable	2,546
Receivable from sale of securities	264,103
Prepaid income taxes	(843,435)
Prepaid expenses	(87,763)
Increase/(Decrease) in liabilities:
Payable for professional fees	11,348
Payable for shareholder servicing fees	(11,432)
Payable for fund accounting and administration fees	23,454
Payable for custody fees	1,598
Payables for transfer agent fees and expenses	(2,103)
Payable for distribution fees	(11,726)
Payable for interest expense	117,265
Accrued other liabilities	(73,982)
Income tax payable	(1,363,344)
Net cash used by operating activities	(3,654,519)

Cash flows from financing activities:
Proceeds from shares sold	339,031
Cost of shares redeemed, net of redemption fees	(4,956,698)
Cash distributions paid, net of reinvestment	(467,250)
Proceeds from credit facility	8,666,490
Net cash provided by financing activities	3,581,573

Effects of foreign currency exchange rate changes in cash	—

Net change in cash	(72,946)

See accompanying notes to financial statements.

Wildermuth Fund

Statement of Cash Flows - Continued

For the year ended March 31, 2024
Cash and cash equivalents
Cash at beginning of period	$35,675
Foreign cash at beginning of period	—
Cash held at brokers at beginning of period	37,271
Total cash and cash equivalents at beginning of period	72,946

Cash held at end of period	—
Foreign cash at end of period	—
Cash held at brokers at end of period	—
Total ending cash and cash equivalents at end of period(1)	$—

Supplemental disclosure of non-cash activity:
Reinvestment of distributions	$377,398
Net deferred tax expense	1,693,008
$2,070,406

Supplemental disclosure of cash activity:
Income tax paid	$926,106
Interest paid	1,014,978
$1,941,084

(1)     Cash has been invested into the Fidelity Institutional Government Portfolio and is visible under purchases of short-term investments.
See accompanying notes to financial statements.

Wildermuth Fund

Financial Highlights – Class I

Per share income and capital changes for a share outstanding throughout each period.

	For the year ended March 31, 2024	For the year ended March 31, 2023	For the period ended March 31, 2022(1)		For the year ended December 31, 2021	For the year ended December 31, 2020(2)		For the year ended December 31, 2019
Net asset value, beginning of period	$10.04	$13.80	$13.62		$13.60	$13.91		$12.79

Income from Investment Operations:
Net investment income (loss), net of taxes(3)	(0.21)	0.04	(0.03)		0.01	(0.09)		(0.06)
Net realized and unrealized gain (loss) on investments, net of taxes	(4.41)	(3.46)	0.24		0.90	(0.13)		1.58
Total from investment operations	(4.62)	(3.42)	0.21		0.91	(0.22)		1.52
Less Distributions:
From return of capital	(0.10)	(0.22)	(0.03)		(0.11)	—		(0.41)
From net realized gains	—	(0.12)	—		(0.78)	(0.09)		—
Total distributions	(0.10)	(0.34)	(0.03)		(0.89)	(0.09)		(0.41)
Redemption Fees:	—	—	—		—	—		0.01
Net asset value, end of period	$5..32	$10.04	$13.80		$13.62	$13.60		$13.91

Total return	(47.13)%	(25.32)%	1.56	%(4)	6.74%	(1.58	)%(5)	12.06	%(6)

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,097	$40,900	$28,960		$29,255	$28,965		$38,203
Gross expenses inclusive of interest, taxes, and extraordinary expenses(7)(8)	4.22%	3.12%	3.02	%(9)	2.47%	2.87%		2.72%
Net expenses inclusive of interest, taxes, and extraordinary expenses(7)(10)	3.63%	2.57%	2.49	%(9)	2.25%	2.25%		2.25%
Gross expenses exclusive of interest, taxes, and extraordinary expenses(7)(8)	4.33%	2.80%	2.78	%(9)	—%	—%		—%
Net expenses exclusive of interest, taxes, and extraordinary expenses(7)(10)	3.74%	2.25%	2.25	%(9)	—%	—%		—%
Ratio of net investment income (loss) to average net assets before taxes(7)(11)	(4.21)%	0.15%	(0.97	)%(9)	0.07%	(0.63)%		(0.42)%
Ratio of net investment income (loss) to average net assets after taxes(7)(11)	(2.42)%	0.28%	(0.97	)%(9)	0.07%	(0.63)%		(0.42)%
Portfolio turnover rate	6%	6%	2	%(4)	11%	32%		29%

Credit Facility
Senior securities, end of period (000’s)	$14,500	$5,833	$—		$—	$—		$—
Asset coverage, per $1,000 of senior security principal amount	4,041	15,855	—		—	—		—
Asset coverage ratio of senior securities	404%	1,586%	—		—	—		—

(1)     Reflects operations for the period from January 1, 2022 to March 31, 2022. On August 25, 2021 the Board of Trustees approved the change in fiscal year end from December 31st to March 31st.

(2)     Redemption fees consisted of per share amounts of less than $0.01.

(3)     Per share amounts calculated using the average shares method.

(4)     Not annualized.

(5)     Total return would have been (1.80)% absent the Capital Contribution from the Prior Investment Adviser (see Note 4 in the annual report to shareholders dated December 31, 2020).

(6)     Total return would have been 11.58% absent the Capital Contribution from the Prior Investment Adviser (see Note 4 in the annual report to shareholders dated December 31, 2019).

(7)     The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(8)     Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements.

(9)     Annualized.

(10)    Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Prior Investment Adviser.

(11)    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Wildermuth Fund

Notes to Financial Statements
March 31, 2024

1. ORGANIZATION

Wildermuth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund was organized as a Delaware statutory trust on August 28, 2013 and did not have any operations from that date until December 31, 2014, other than those relating to organizational matters and registration of its shares under applicable securities law. The Fund commenced operations on January 2, 2015. The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation.

On June 29, 2023, the Fund, based upon the recommendation of Wildermuth Advisory LLC (“Wildermuth Advisory” or the “Prior Investment Adviser”), approved a plan of liquidation for the Fund (the “Liquidation Plan”). After considering a variety of factors, the Board of Trustees of the Fund concluded that it would be advisable and in the best interest of the Fund and its shareholders that the Fund be closed and liquidated. As a result of the adoption of the Liquidation Plan, the Fund is no longer actively pursuing its stated investment objective, and the Prior Investment Adviser commenced the liquidation of the Fund’s portfolio. The Fund’s portfolio manager will likely increase the Fund’s assets held in cash and cash equivalents over time to prepare for an orderly liquidation. As a result, the Fund is expected to deviate from its stated investment objective, policies, and strategies.

In connection with the Fund’s liquidation, shareholders will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all taxes, expenses and any other liabilities, subject to any required withholdings. While the Fund intends to proceed with the Liquidation Plan, at this time, there is no estimate of when the liquidation will be completed.

Although the Board has adopted a Plan of Liquidation for the Fund, the Fund cannot adopt the liquidation basis of accounting as it is scoped out under ASC 205-30-15-1. Further, based on careful management and close review of the Fund’s cashflow, management does not have any concerns in relation to the Fund’s ability to continue to meet its obligations as they become due within the next 12 months and does not have substantial doubt about the Fund’s ability to continue as a going concern as it enacts the Fund’s Plan of Liquidation. No conditions have been noted that may give rise to a substantial doubt within one year of the financial statement issuance date.

Sales of the Fund’s shares were suspended effective June 22, 2023. In addition, effective June 29, 2023, the Fund’s quarterly repurchase offers were suspended through the final distribution of the Fund’s assets pursuant to the Liquidation Plan.

The Fund had previously offered three different classes of shares: Class A, Class C, and Class I shares. On July 28, 2023, the Board approved, based on the recommendation of the Prior Investment Adviser, the conversion of all the Fund’s outstanding Class A and Class C shares to Class I shares (the “Class Conversion”). The Class Conversion occurred on August 14, 2023.

Effective November 1, 2023, Wildermuth Advisory resigned as the investment adviser to the Fund and, as of the same date, the investment advisory agreement between the Fund and Wildermuth Advisory terminated. Also on November 1, 2023, Daniel Wildermuth and Carol Wildermuth each resigned as Trustees on the Board of the Fund and Mr. Wildermuth resigned as Chairman of the Board. Daniel and Carol Wildermuth also resigned from their respective positions as officers of the Fund, including Daniel Wildermuth’s resignation as the portfolio manager of the Fund.

At a special meeting of the Board held on November 1, 2023, and in accordance with Rule 15a-4 under the 1940 Act, the Board appointed BWAM, a subsidiary of Kroll, LLC, as the interim investment adviser to the Fund pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”). At a special meeting held on February 29, 2024, shareholders voted to approve a new investment advisory agreement between the Fund and BWAM. The Fund’s management fee has changed to an annual rate of 2.0% of the Fund’s net assets as the close of the last business day of each month. The Expense Limitation Agreement between the Fund and Wildermuth Advisory also terminated on November 1, 2023.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

for the period. Actual results could differ from those estimates. The Fund is an investment company and follows the accounting and reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards (“ASC”) Topic 946, Financials Services – Investment Companies.

Investment Valuation – Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act.

As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated BWAM as the valuation designee (the “Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. BWAM may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources.

For purposes of determining the NAV of the Fund, and as applicable, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Adviser shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the consolidated tape at the close of the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at the closing price, or, in the case of securities not reported by NASDAQ, a comparable source, as the Adviser deems appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain debt securities may be valued on the basis of prices provided by a pricing service based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The “last reported” trade price or sale price or “closing” bid price of a security on any trading day shall be deemed to be: (a) with respect to securities traded primarily on the NYSE, the American Stock Exchange or NASDAQ, the last reported trade price or sale price, as the case may be, as of 4:00 p.m., Eastern Time, on that day, and (b) for securities listed, traded or quoted on any other exchange, market, system or service, the market price as of the end of the “regular hours” trading period that is generally accepted as such by such exchange, market, system or service. If, in the future, the benchmark times generally accepted in the securities industry for determining the market price of a stock as of a given trading day shall change from those set forth above, the fair market value of a security shall be determined as of such other generally accepted benchmark times.

Non-U.S. dollar denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of before the computation of net asset value (“NAV”) have materially affected the value of the securities. Trading may take place in foreign issues held by the Fund, if any, at times when the Fund is not open for business. As a result, the Fund’s NAV may change at times when it is not possible to purchase or sell shares of the Fund.

As a general matter, the fair value of the Fund’s interest in Investment Funds that are Commodity and Natural Resource Investments, Direct Real Estate, Hedge Funds, Private Equity Funds, and Private Real Estate Investments (“Non-Traded Funds”), will represent the amount that the Fund could reasonably expect to receive from the Non-Traded Fund if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

Investments in Non-Traded Funds are recorded at fair value, using the Non-Traded Fund’s NAV as a practical expedient. Based on guidance provided by FASB, investments for which fair value is measured using the NAV practical expedient are not required to be categorized in the fair value hierarchy. In the event a Non-Traded Fund does not report a value to the Fund on a timely basis, the Adviser will determine the fair value of the Fund’s investment based on the most recent value reported by the Non-Traded Fund, as well as any

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

other relevant information available at the time the Fund values its investments. Following procedures adopted by the Board, in the absence of specific transaction activity in a particular investment fund, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value the Fund’s investment at the NAV reported by the Non-Traded Fund at the time of valuation or to adjust the value to reflect a fair value.

Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board. Methodologies and factors used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers, information obtained from the issuer or analysts and the nature of the existing market for securities with characteristics similar to such obligations. Valuations may be derived following a review of pertinent data (EBITDA, Revenue, etc.) from company financial statements, relevant market valuation multiples for comparable companies in comparable industries, recent transactions, and management assumptions. Investments in private equity debt instruments initially will be valued at cost (purchase price plus all related acquisition costs and expenses, such as legal fees and closing costs) and thereafter will be revalued quarterly at fair value based on payment history, market conditions, collateral of underlying debt and credit quality of borrower. The Fund may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. Eastern Time. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations, as reliable market quotations for such issues may not be readily available. For securities valued in good faith, the value of an investment used to determine the Fund’s NAV may differ from published or quoted prices for the same investment. The valuations for these good faith securities are monitored and reviewed in accordance with the methodologies described above by BWAM on an ongoing basis as information becomes available but are evaluated at least quarterly. The good faith security valuations and fair value methodologies are reviewed by the Fund’s Board on a quarterly basis. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time which the Fund determines its NAV per share.

In cases where investment statements as of March 31, 2024 are not available, BWAM utilizes the latest available statement and discusses with management of the underlying investment to determine if there have been material events or other information that may impact valuation. Based on that analysis and in accordance with the Trust’s valuation policies and procedures, BWAM makes a determination as to whether a change in valuation is required from the latest available statement value.

US GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments.

These inputs are summarized in the three broad levels listed below:

•    Level 1 – unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•    Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of the Fund’s investments, used to value the Fund’s assets and liabilities as of March 31, 2024:

			Fair Value Measurements at the End of the Reporting Period Using
Investment in Securities	Practical Expedient*		Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Commodity & Natural Resource Investments	$—		$—	$—	$3,367,069	$3,367,069
Direct Private Equity	—		—	1,861,512	35,481,690	37,343,202
Direct Real Estate	1,413,730	(1)(5)(6)	—	—	1,080,994	2,494,724
Hedge Funds	—	(2)(5)(6)	—	—	—	—
Private Equity Debt	—		—	—	7,837,971	7,837,971
Private Equity Funds	148,623	(3)(5)(6)	—	—	1,463,069	1,611,692
Private Real Estate Investments	2,286,537	(4)(5)(6)	—	—	—	2,286,537
Public Non-Traded Real Estate Investment Debt	—		—	—	105,471	105,471
Warrants	—		—	—	175,542	175,542
Short-Term Investments	—		1,750,894	—	—	1,750,894
Total	$3,848,890		$1,750,894	$1,861,512	$49,511,806	$56,973,102

*    Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the schedule of investments.

The following footnotes represent the Fund’s investments, valued using net asset value as a practical expedient, and their attributes as of March 31, 2024. The investments listed are grouped by security type.

(1)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Brookwood SFL Investor Co-Investment Vehicle, LLC	1,413,730	—	Not Applicable	Not Applicable	Capital Gains and Current Income	Real Estate	N/A	Until Asset is Sold	No redemption rights
(2)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	Rosebrook Opportunities Fund LP	—	747,568	Quarterly	Not Applicable	Capital Appreciation	Buying distressed hedge fund assets	N/A	Up to 4 years	Up to 4 years

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

(3)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	EJF Sidecar Fund, Series LLC – Small Financial Equities Series	148,623	—	Not Applicable	Not Applicable	Capital Gains and Dividends

Invests in equity of small depository institutions, including without limitation financial institutions that are impacted directly or indirectly by: (1) bank and thrift recapitalizations and/or restructurings; (2) merger and acquisition activity; and (3) government financial reform related policies.

								Not Applicable	Up to 4 years	Up to 4 years
(4)	Security	Value	Unfunded Commitments	Withdrawals Permitted	Redemption Notice Period	Investment Objective	Investment Strategy	Lock Up Period	Remaining Life	Redemption Terms and Restrictions
	ARCTRUST, Inc.	954,821	—	Annual	30 days	Capital Appreciation and Income	Development, acquisition and financing of commercial properties	3 years	Until Assets Are Sold	No redemption rights
	Cygnus Property Fund V, LLC	22,605	—	Not Applicable	Not Applicable	Capital Appreciation and Income	Distressed debt/special situation and opportunistic real estate investments	Not Applicable	Up to 3 years	Up to 3 years
	Harbert Seniors Housing Fund I LP	842,864	—	Quarterly	Not Applicable	Capital Appreciation and Income	Real estate	Not Applicable	Up to 7 years	Up to 7 years
	Shopoff Land Fund III LP	50,680	—	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	Not Applicable	Up to 2 years	Up to 2 years
	Walton Street Real Estate Fund VIII LP	415,567	406,735	Not Applicable	Not Applicable	Capital Gains	Value added Real Estate	Not Applicable	Up to 8 years	Up to 8 years

(5)    Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions. Different tranches may have different liquidity terms and may be subject to investor level gates.

(6)    These investments are domiciled in the United States.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

The following is a roll forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning Balance April 1, 2023	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Sales or Conversions	Net realized gain (loss)	Return of Capital	Change in net unrealized appreciation (depreciation)	Ending balance March 31, 2024
Commodity & Natural Resource Investments	$4,922,774	$—	$—	$—	$—	$—	$(29,057)	$(1,526,648)	$3,367,069
Direct Private Equity	50,349,405	—	(1,861,512)	2,023,000	—	—	—	(15,029,203)	35,481,690
Direct Real Estate	1,984,885	—	—	—	—	—	—	(903,891)	1,080,994
Private Equity Debt	20,024,315	—	—	3,443,000	(2,023,000)	—	—	(13,606,344)	7,837,971
Private Equity Funds	1,652,284	—	—	—	—	—	(99,615)	(89,600)	1,463,069
Public Non-Traded Real Estate Investment Debt	116,110	—	—	—	(13,185)	—	(184)	2,730	105,471
Warrants	958,394	—	—	—	—	—	—	(782,852)	175,542
	$80,008,167	$—	$(1,861,512)	$5,466,000	$(2,036,185)	$—	$(128,856)	$(31,935,808)	$49,511,806

The change in net unrealized appreciation (depreciation) included in the Statement of Operations attributable to Level 3 investments that were held as of March 31, 2024 is $(31,935,808).

The following is a summary of quantitative information about significant unobservable valuation inputs determined by management for Level 3 Fair Measurements for investments held as of March 31, 2024:

Type of Level 3 Investment	Fair Value as of March 31, 2024	Valuation Technique	Unobservable Inputs	Range	Weighted Average	Impact to Valuation from an Increase in Input
Commodity & Natural Resource Investments	$2,378,125	Income Approach	Discount Rate	20 – 74%	36%	Decrease
Direct Real Estate	1,080,994	Market Approach	Cap Rate	8.00%	8.00%	Decrease
Private Equity
Direct Private Equity	—	Replacement Cost Approach	Long-Term Revenue Rate	3.50%	3.50%	Decrease
	—		Royalty Rate	8.00%	8.00%	Decrease
	—		Rate of Return	35%	35%	Decrease
	—		Tax Rate	25%	25%	Decrease
	—		Economic Depression Rate	10%	10%	Decrease

	—	Income Approach	Discount Rate	89%	89%	Decrease
	22,614,691	Guideline company comparison	LTM Revenue multiple	1.32x – 6.22x	5.22x	Decrease
	—		Risk Free Rate	2.60% – 4.20%	3.12%	Decrease
	—		Volatility	40% – 70%	61.00%	Decrease
	—		Time to Liquidity	2 years – 3 years	2.18 years	Decrease

	12,692,000	Guideline company comparison &	LTM Revenue multiple	3.3x – 9.8x	5.92x	Decrease
	—	Option pricing method	Risk Free Rate	4.8% – 5.2%	5.06%	Decrease
	—		Volatility	65.0% – 100%	77.0%	Decrease
			Time to Liquidity	0.8 years – 1 year	0.81 years	Decrease
Private Equity Debt	3,236,332	Guideline company comparison &	LTM Revenue multiple	3.3x – 9.8x	6.57x	Increase
	—	Option pricing method	Risk Free Rate	4.8% – 5.2%	4.93%	Increase
	—		Volatility	65.0% – 100%	89.0%	Increase
	—		Time to Liquidity	0.8 years – 1 year	0.94 years	Increase

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

Type of Level 3 Investment	Fair Value as of March 31, 2024	Valuation Technique	Unobservable Inputs	Range	Weighted Average	Impact to Valuation from an Increase in Input
	$4,101,639	Income Approach	Discount Rate	15% – 89%	38.46%	Increase

	500,000	Replacement Cost Approach	Long-Term Revenue Rate	3.50%	3.50%	Decrease
	—		Royalty Rate	8.00%	8.00%	Decrease
	—		Rate of Return	35%	35%	Decrease
	—		Tax Rate	25%	25%	Decrease
	—		Economic Depression Rate	10%	10%	Decrease

Private Equity Funds	295,179	Market Approach	Discount Rate	0.00% – 40.96%	40.96%	Increase

Warrants	1,846	Guideline company comparison	Projected revenue multiple	0.00%	0.00%	N/A

	173,697	Guideline company comparison	LTM Revenue multiple	6.22x	6.22x	Increase
	—		Risk Free Rate	2.60%	2.60%	Increase
	—		Volatility	70%	70%	Increase
	—		Time to Liquidity	2 years	2 years	Increase

	—	Guideline company comparison &	LTM Revenue multiple	9.8x	9.8x	Decrease
	—	Option pricing method	Risk Free Rate	4.80%	4.80%	Decrease
	—		Volatility	100.00%	100.00%	Decrease
	—		Time to Liquidity	1 year	1 year	Decrease

The following is a summary of quantitative information about significant unobservable valuation inputs not determined by management for Level 3 Fair Measurements for investments held as of March 31, 2024:

Type of Level 3 Investment	Fair Value as of March 31, 2024	Valuation Technique
Commodity & Natural Resource Investments	$988,944	Face Value
Direct Private Equity	174,999	Recent Transaction Value
Private Equity Funds	1,167,890	Face Value
Public Non-Traded Real Estate Investment Debt	105,471	Face Value

Portfolio Investment Classification – The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation. Under the 1940 Act, “Affiliated Investments” are defined as those non-control investments in companies in which the Company owns between 5% and 25% of the voting securities. Under the 1940 Act, “Non-affiliated Investments” are defined as investments that are neither Control Investments nor Affiliated Investments.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from gross investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from gross investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

In connection with the Liquidation Plan, shareholders will receive one or more payments representing the shareholder’s proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all taxes, expenses and any other liabilities, subject to any required withholdings.

Investment Companies – The Fund has historically obtained investment exposure to various asset classes by investing in other investment companies, including registered investment companies, such as exchange-traded funds, mutual funds and closed-end funds, as well as hedge funds, private equity funds or other privately offered pooled investment vehicles that are not registered under the 1940 Act (collectively “Investment Funds”). Each Investment Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities among others. Also, the Fund’s performance depends in part upon the performance of the Investment Fund managers and selected strategies, the adherence by such Investment Fund managers to such selected strategies, the instruments used by such Investment Fund managers and the Prior Investment Adviser’s ability to select Investment Funds and strategies and effectively allocate Fund assets among them. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and/or performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including organizational and offering expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher fees and operating expenses than if he or she invested in an Investment Fund directly.

Income Taxes – The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code but rather will be taxed as a corporation.

The Fund accounts for income taxes using the asset and liability method. The expected amount of income tax to be paid or refunded during the year is current income tax expense or benefit, as applicable. Deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that the Fund expects will apply at the time when the deferred tax assets and liabilities are expected to be realized. Deferred tax assets are also recorded for any tax attributes, such as tax credit and net operating loss carryforwards. The Fund determines the realization of deferred tax assets by considering all positive and negative evidence available, and a valuation allowance is recorded for any deferred tax assets that are not more-likely-than-not to be realized. Any effect of change in federal and state tax rates on deferred tax assets and liabilities is recognized in income tax expense in the period that includes the enactment date.

The Fund records liabilities for uncertain income tax positions based on a two-step process. The first step is recognition, where an individual tax position is evaluated as to whether it has a likelihood of greater than 50% of being sustained upon examination based on the technical merits of the position, including resolution of any related appeals or litigation processes. For tax positions that are currently estimated to have less than a 50% likelihood of being sustained, no tax benefit is recorded. The amount of the benefit that may be recognized is the largest amount that has a greater than 50% likelihood of being realized on ultimate settlement. The actual benefits ultimately realized may differ from the estimates. In future fiscal years, changes in facts, circumstances, and new information may require the Fund to change the recognition and measurement estimates regarding individual tax positions. Changes in recognition and measurement estimates are recorded in income tax expense and liability in the fiscal year in which such changes occur. Any interest or penalties incurred related to unrecognized tax benefits are recorded as a component of the provision for income tax expense.

Redemption Fee – For shares held for 90 days or less, the Fund will deduct a 2% redemption fee from the redemption amount if the shares are sold pursuant to the Fund’s quarterly repurchase program. Shares held longest will be treated as being repurchased first and shares held shortest as being repurchased last. The redemption fee does not apply to shares that were acquired through reinvestment of distributions. Shares held for more than 90 days are not subject to the 2% fee. Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the fiscal year ended March 31, 2024, the Fund did not have any contributions to capital due to redemption fees.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the risk of loss due to these warranties and indemnities appears to be remote.

Foreign Currency Translations – The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at each reporting period, resulting from changes in the exchange rate.

3. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments, for the fiscal year ended March 31, 2024, amounted to $3,698,084 and $5,075,199, respectively.

4. ADVISORY FEE AND FUND TRANSACTIONS

Advisory Fees – Change in Investment Adviser – At a meeting of the Board of the Fund held on November 1, 2023, Wildermuth Advisory resigned as the Fund’s investment adviser. As of the same date, the Board approved BWAM as the Fund’s interim investment adviser pursuant to an interim investment advisory agreement (the “Interim Advisory Agreement”). The Interim Advisory Agreement had the same material terms and fee arrangements as the Advisory Agreement with the Prior Investment Adviser.

New Advisory Agreement: A New Advisory Agreement between the Fund and BWAM, (the “New Advisory Agreement”) was approved by the shareholders of the Fund at a Special Meeting of Shareholders held on February 29, 2024. Under the New Advisory Agreement, BWAM receives a fee of 2.00% of the Fund’s net assets as of the close of the last business day of each month. For the period of November 1, 2023 through March 31, 2024, BWAM earned $455,674 in advisory fees.

Prior Investment Advisory Agreement: Prior to November 1, 2023, under the terms of the investment advisory agreement between the Fund and the Prior Investment Adviser (the “Prior Investment Advisory Agreement”), the Fund paid the Prior Investment Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 1.50% of the Fund’s average daily net assets. For the period of April 1, 2023 through October 31, 2023, the Prior Investment Adviser earned $761,138 in advisory fees.

Expense limitation agreement – The Prior Investment Adviser entered into an expense limitation agreement (the “Expense Limitation Agreement”) under which the Prior Investment Adviser contractually agreed to waive its fees and to pay or absorb the direct, ordinary operating expenses of the Fund (including offering and organizational expenses but excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses such as litigation), to the extent that they exceed 2.50%, 3.25%, and 2.25% per annum of the Fund’s average daily net assets attributable to Class A, Class C, and Class I shares (the “Expense Limitation”), respectively, through July 31, 2024. The Board approved an amended and restated expense limitation agreement (the “Amended Expense Limitation Agreement”), effective August 1, 2023, in which the Adviser agreed to limit the Fund’s ordinary operating expenses so that they do not

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

exceed 2.75% per annum of the Fund’s average daily net assets attributable to Class I shares. All other terms of the Expense Limitation Agreement remained the same in the Amended Expense Limitation Agreement. The Amended Expense Limitation Agreement terminated upon the termination of the Prior Investment Advisory Agreement.

During the fiscal year ended March 31, 2024, the Prior Investment Adviser did not recoup any expenses. All prior year fees waived by the Prior Investment Adviser are not recoverable.

Distribution Agreement – The Fund had a Distribution Agreement (the “Agreement”) that provided that a monthly distribution fee be calculated at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares. For the fiscal year ended March 31, 2024, $41,390 had been incurred for Class C distribution fees.

Shareholder Services Plan – The Fund had adopted a Shareholder Services Plan and Agreement (the “Plan”) that provided that a monthly service fee be calculated at an annual rate equal to 0.25% of average daily net assets separately attributable to Class A and Class C shares. For the fiscal year ended March 31, 2024, Class A had incurred $25,616 in shareholder service fees and Class C had incurred $13,797.

Trustees – Each Independent Trustee receives an annual cash retainer of $40,000. The chairperson of the Valuation Committee and the chairperson of the Audit Committee each receives an additional $1,250 per quarter in additional compensation for which such person serves as chair of the meeting. The officers of the Fund, including those of the Prior Investment Adviser and those related to BWAM, do not receive any compensation from the Fund.

5. FEDERAL TAX INFORMATION

The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. Therefore, the Fund’s taxable income will be subject to tax at corporate rates without any deduction for distributions to shareholders. In addition, distributions generally will be taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits.

The components of income tax expense for the fiscal year ended March 31, 2024 is presented in the table below:

Current Tax Expense (Benefit)	For the year ended March 31, 2024
Federal	$(1,012,696)
State	(267,977)
Current Tax Expense (Benefit)	$(1,280,673)
Deferred Tax Expense (Benefit)	For the year ended March 31, 2024
Federal	$(1,322,781)
State	(370,227)
Deferred Tax Expense (Benefit)	(1,693,008)
Total Income Tax Expense (Benefit)	(2,973,681)
Pre-Tax Book Income	$(40,448,929)

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

Income tax expense/(benefit) for the fiscal year ended March 31, 2024 varied from the amount computed by applying the statutory income tax rate to income before income taxes. The Fund’s federal statutory tax rate was 21 percent for the fiscal year ended March 31, 2024. A reconciliation of the expected U.S. federal income tax expense, calculated by applying the federal statutory tax rate, to the Fund’s actual income tax expense, and the effective tax rate for the fiscal year ended March 31, 2024 is presented in the following table:

	For the year ended March 31, 2024	For the year ended March 31, 2024
Federal tax (benefit) at statutory rate	$(8,494,275)	21.00%
State tax expense (benefit)	(2,009,110)	4.97%
Effect of Rate Change	(16,422)	0.04%
Permanent items	(4,091)	0.01%
True-Up of Income Tax Payable/Receivable	(1,012,696)	2.50%
True-Up of Deferred Taxes	2,065,686	(5.11)%
Change in Valuation Allowance	6,497,227	(16.06)%
Total tax expense	$(2,973,681)	7.35%

Significant components of the Fund’s net deferred tax assets and liabilities at March 31, 2024 is presented in the following table:

For the year ended March 31, 2024
Deferred Tax Assets:
Unrealized (Gain)/Loss on Investments	$9,275,611
Interest Expense	148,833
Income from US Partnerships	299,775
State NOL Carryforwards	372,112
Federal NOL Carryforwards	1,236,628
Capital Loss Carryforwards	1,082,316
Valuation Allowance	(6,497,227)
Total Deferred Tax Assets	5,918,048
Deferred Tax Liabilities:
Unrealized (Gain)/Loss on Investments	(5,918,048)
Dividend Receivable From Partnerships	—
Total Deferred Tax Liabilities	(5,918,048)
Net Deferred Tax Asset (Liability)	$—

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. The recording of the valuation allowance as of March 31, 2024 is primarily the result of the reduction in the fair value of investments in the current year. The reduction in the fair value results in an anticipated net tax capital loss upon the disposal of Fund investments. For the period through to March 31, 2024, the change in the valuation allowance was $6,497,227.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

The Fund has analyzed its tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken or expected to be taken on returns filed for tax years open for the current and prior three years. The Fund identifies its major tax jurisdictions as U.S. federal, and state jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund is no longer subject to U.S. federal tax examinations for tax years before December 31, 2019.

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, as amended, the Fund has a policy to offer shareholders on a quarterly basis the option of redeeming shares, at NAV, of no less than 5% of the shares outstanding, unless such offer is suspended or postponed in accordance with regulatory requirements. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund. Effective June 29, 2023, the Fund suspended its quarterly repurchase offers.

During the fiscal year ended March 31, 2024, the Fund completed one quarterly repurchase offer. The results of the repurchase offers were as follows:

Repurchase Pricing Date	April 28, 2023
% of Shares Offered - Total Fund	5.00%
Number of Shares Offered - Total Fund	441,009
Pricing Date Net Asset Value - Class A	$11.16
Pricing Date Net Asset Value - Class C	$10.50
Pricing Date Net Asset Value - Class I	$11.30
Number of Shares Tendered - Class A	1,448,490
Number of Shares Tendered - Class C	795,631
Number of Shares Tendered - Class I	1,208,314
Number of Shares Repurchased - Class A	186,403
Number of Shares Repurchased - Class C	100,271
Number of Shares Repurchased - Class I	154,335
% of Shares Tendered - Total Fund	39.14%
% of Shares Repurchased - Total Fund	5.00%*

*        Repurchases were made on a pro-rata basis

7. INVESTMENTS IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith by the Valuation Designee in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

Additional information on each restricted security held by the Fund on March 31, 2024 is as follows:

Security	Initial Acquisition Date	Shares, Principal Amount, or Units	Cost	Fair Value	% of Net Assets
Affinity Beverages, LLC	February 21, 2020	41,751	$175,000	$174,999	0.4%
ARCTRUST, Inc.	June 30, 2016	92,075	855,488	954,821	2.2%
Atlas Fintech Holdings Corp. - Class A Share Interests	December 20, 2016	684	3,126,329	1,861,512	4.2%
Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	April 2, 2018	—	299,015	1,167,890	2.6%
Brookwood SFL Investor Co - Investment Vehicle, LLC	November 3, 2017	—	328,042	1,413,730	3.2%
Casillas Petroleum Resource Partners, LLC	October 11, 2016	1,000	994,286	909,333	2.1%
Clear Guide Medical, Inc. - Series A Preferred Stock	April 19, 2016	2,500	2,250,000	4,894,000	11.1%
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	March 6, 2018	134,898	500,000	921,000	2.1%
Clear Guide Medical, Inc. - Series A-3 Preferred Stock	July 16, 2018	763,283	3,085,394	4,854,000	11.0%
Clear Guide Medical, Inc. - Series A-4 Preferred Stock	January 6, 2022	56,180	250,000	510,000	1.2%
Clear Guide Medical, Inc. - Series A-5 Preferred Stock	August 15, 2022	157,563	750,000	1,513,000	3.4%
Clearsense, LLC - Class B Preferred Shares	February 20, 2019	1,543,074	6,799,865	183,499	0.4%
Clearsense, LLC - Class C Preferred Shares	April 28, 2021	835,814	3,000,000	124,501	0.3%
CM Funding, LLC	December 14, 2018	1,976,034	1,976,034	720,496	1.6%
Cottonwood Communities, Inc. - Promissory Note, 7.00%, 1/1/2031	June 22, 2021	108,201	105,470	105,471	0.2%
Cygnus Property Fund V, LLC	October 30, 2018	—	—	22,605	0.1%
DSI Digital, LLC - Common Units	April 26, 2021	2,074,115	1,000,000	—	0.0%
DSI Digital, LLC - Convertible Note, 8.00%, 3/31/2025	March 24, 2021	6,425,000	6,015,000	2,855,442	6.5%
DSI Digital, LLC - Series A Convertible Preferred Units	November 29, 2017	5,791,621	8,560,000	—	0.0%
DSI Common Warrants	February 28, 2023	1,454,223	—	—	0.0%
DSI Promissory Note	November 1, 2023	410,000	410,000	380,890	0.9%
EJF Sidecar Fund, Series LLC - Small Financial Equities Series	October 25, 2017	—	186,807	148,623	0.3%
GPB Automotive Portfolio LP	March 13, 2015	10	500,000	295,179	0.7%
Gravity Ranch Fund I LP	June 13, 2017	—	500,000	—	0.0%
Harbert Seniors Housing Fund I LP	February 24, 2017	—	1,173,749	842,864	1.9%
LaGrange Senior Living, LLC - Class A Interests	September 11, 2019	1,800,000	1,800,000	1,080,994	2.5%
Level ATI HoldCo, LLC - Class A	September 10, 2018	—	1,690,000	4,324,396	9.8%
Metro Diner, LLC - Series B Units	November 16, 2017	3,500,000	2,276,542	2,897,000	6.6%
Metro Diner, LLC - Series II Common Units	November 16, 2017	1,880,968	1,223,458	1,374,000	3.1%
Midcon Holdco Partners, LLC	December 29, 2020	182	159,883	79,611	0.2%
Reach Enterprises, Inc. - Common Units	August 8, 2019	8,800,000	2,758,800	—	0.0%
Reach Enterprises, Inc. - Convertible Note, 8.00%, 9/30/2024	April 30, 2021	6,788,250	6,788,250	250,000	0.6%
Reach Enterprises, Inc. - Convertible Note, 12.00%, 10/1/2023	October 2,2020	2,500,000	2,500,000	250,000	0.6%
Reach Enterprises, Inc. - Series Seed-1 Preferred Units	August 5, 2020	309,150	458,001	—	0.0%
Reach Enterprises, Inc. - Series Seed-2 Preferred Units	July 15, 2020	1,288,103	1,526,647	—	0.0%

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

Security	Initial Acquisition Date	Shares, Principal Amount, or Units	Cost	Fair Value	% of Net Assets
Rosebrook Opportunities Fund LP	February 2, 2017	—	$994,053	$—	0.0%
Schweizer RSG, LLC, Exercise Price $112.50, Expiration Date 1/21/2028	February 6, 2018	1,442	—	1,846	0.0%
Sequin, Inc. - Convertible Note, 8.00%, 10/20/2023	July 22, 2020	2,098,889	2,098,889	917,357	2.1%
Sequin, Inc. - Convertible Note, 12.00%, 5/30/2024	May 30, 2023	400,000	400,000	126,586	0.3%
Sequin, Inc., Exercise Price $0.001, Expiration Date 3/30/2026	March 31, 2021	6,410	—	—	0.0%
Sequin, Inc. - Promissory Note, 12.00%, 3/20/2024	March 31, 2021	250,000	250,000	90,787	0.2%
Shopoff Land Fund III LP	April 28, 2015	56	34,846	50,680	0.1%
The Work Shop Limited T/A RIP Global - Convertible Note, 12.00%, 12/31/2023	July 22, 2020	2,033,611	2,033,611	2,494,990	5.7%
Thunder Investment Partners, LLC	November 2, 2018	2,066,031	2,066,031	1,657,629	3.8%
Walton Street Real Estate Fund VIII LP	May 24, 2017	—	131,149	415,567	0.9%
Waratek, Ltd. - Common Shares	November 24, 2021	7,627,254	3,191,374	7,721,437	17.5%
Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date 1/22/2028	June 5, 2018	172,792	—	173,697	0.4%
Waratek, Ltd. - Series B-1	June 5, 2018	635,838	2,990,569	2,625,957	6.0%
Waratek, Ltd. - Series B-2	December 28, 2017	756,826	3,696,940	3,363,901	7.6%
WG Pitts Caribbean, LLC - Common Units	October 12, 2018	—	426,040	—	0.0%
WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 3/31/2026	August 14, 2020	4,436,896	4,010,856	471,919	1.1%
			$86,346,418	$55,222,209

8. INVESTMENTS IN AFFILIATED ISSUERS

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at fiscal year end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2024 and may include acquisitions of new investments, prior year holdings that became affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of fiscal year end.

Security Description	Beginning balance April 1, 2023	Purchases or Conversions	Sales or Conversions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value March 31, 2024	Investment Income
Clear Guide Medical, Inc. - Convertible Note - 0.50%, 2/29/2024	$696,350	$—	$(1,513,000)	$816,650	$—	$—	$—	$—
Clear Guide Medical, Inc. Clear Guide Medical Series A-5 Preferred Shares	—	1,513,000	—	—	—	—	1,513,000	—
Clear Guide Medical, Inc. - Convertible Note - 6.00%, 12/6/2023	241,387	—	(510,000)	268,613	—	—	—	—
Clear Guide Medical, Inc. Clear Guide Medical Series A-4 Preferred Shares	—	510,000	—	—	—	—	510,000	—
Clear Guide Medical, Inc. - Series A Preferred Stock	3,771,103	—	—	1,122,897	—	—	4,894,000	—
Clear Guide Medical, Inc. - Series A-2 Preferred Stock	719,414	—	—	201,586	—	—	921,000	—

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

Security Description	Beginning balance April 1, 2023	Purchases or Conversions	Sales or Conversions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Tax Basis or Return of Capital Adjustments	Ending Value March 31, 2024	Investment Income
Clear Guide Medical, Inc. - Series A-3 Preferred Stock	$4,066,329	$—	$—	$787,671	$—	$—	$4,854,000	$—
Clearsense, LLC - Class B Preferred Shares	5,401,290	—	—	(5,217,791)	—	—	183,499	—
Clearsense, LLC - Class C Preferred Shares	3,403,066	—	—	(3,278,565)	—	—	124,501	—
DSI Digital, LLC - Common Units Units(1)	1,566,913	—	—	(1,566,913)	—	—	—	—
DSI Digital, LLC - Convertible Note, 8.00%, 3/31/2025(1)	7,546,397	1,320,000	(410,000)	(5,600,955)	—	—	2,855,442	—
DSI Digital, LLC - Series A Convertible Preferred Units(1)	7,418,808	—	—	(7,418,808)	—	—	—	—
DSI Digital, LLC DSI Promissory Note	—	410,000	—	(29,110)	—	—	380,890	—
DSI Digital, Exercise Price 0.01 Euro, Expiration Date 03/28/2025(1)	362,906	—	—	(362,906)	—	—	—	—
LaGrange Senior Living, LLC - Class A Interests(1)	1,984,885	—	—	(903,891)	—	—	1,080,994	215,408
Level ATI HoldCo, LLC - Class A(1)	4,143,227	—	—	181,169	—	—	4,324,396	—
Reach Enterprises, Inc. - Common Units(1)	108,957	—	—	(108,957)	—	—	—	—
Reach Enterprises, Inc. - Convertible Note - 8.00%, 9/30/2024(1)	4,514,668	1,723,000	—	(5,987,668)	—	—	250,000	—
Reach Enterprises, Inc. - Convertible Note - 12.00%, 10/1/2023(1)	2,668,750	—	—	(2,418,750)	—	—	250,000	—
Reach Enterprises, Inc. - Series Seed-1 Preferred Units(1)	25,891	—	—	(25,891)	—	—	—	—
Reach Enterprises, Inc. - Series Seed-2 Preferred Units(1)	107,878	—	—	(107,878)	—	—	—	—
Rosebrook Opportunities Fund LP(1)	603,602	—	—	(603,602)	—	—	—	—
Sequin, Inc. - Convertible Note	479,564	—	—	437,793	—	—	917,357	—
Sequin, Inc. - Promissory Note	53,592	—	—	37,195	—	—	90,787	—
SEQUIN CONV NOTE 2 12% 5/30/2024	—	400,000	—	(273,414)	—	—	126,586	—
Sequin, Inc., Exercise Price $0.001, Expiration Date	—	—	—	—	—	—	—	—
Thunder Investment Partners, LLC(1)	1,707,428	—	—	(48,431)	—	(1,368)	1,657,629	135,823
Waratek, Ltd. - Common Shares(1)	7,072,062	—	—	649,376	—	—	7,721,438	—
Waratek, Ltd. - Series B-1(1)	2,535,343	—	—	90,614	—	—	2,625,957	—
Waratek, Ltd. - Series B-2(1)	3,214,249	—	—	149,652	—	—	3,363,901	—
Waratek, Ltd., Exercise Price 0.01 Euro, Expiration Date 01/22/2028(1)	593,641	—	—	(419,944)	—	—	173,697	—
WG Pitts Caribbean, LLC - Common Units(1)	—	—	—	—	—	—	—	—
WG Pitts Caribbean, LLC - Promissory Note, 12.00%, 3/31/2026(1)	1,826,180	—	—	(1,354,262)	—	—	471,918	—
	$66,833,880	$5,876,000	$(2,433,000)	$(30,984,520)	$—	$(1,368)	$39,290,992	$351,231

(1)     Affiliated investments for which ownership exceeds 25% of the Investment Fund’s Capital.

Wildermuth Fund

Notes to Financial Statements - Continued
March 31, 2024

9. OFFERING PRICE PER SHARE

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price, while Class C shares and Class I shares are not subject to a sales charge. Class C shares are subject to a 1% contingent deferred sales charges on shares redeemed during the first 365 days after purchase, while Class A shares and Class I shares are not subject to a contingent deferred sales charge. For the fiscal year ended March 31, 2024, the various broker dealers received $76,506 in underwriting commissions for sales of shares. For the fiscal year ended March 31, 2024, contingent deferred sales charges in the amount of $0 were charged to Class C shareholders.

10. COMMITMENTS

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2024, the Fund had unfunded commitments in the amount of $1,524,027. BWAM monitors capital call activity and regularly reviews the Fund’s cash position. In the event the Fund receives a capital call, BWAM will analyze the Fund’s cash position and will consider whether to liquidate portfolio positions to satisfy the capital commitment.

Investment	Total Commitment	Unfunded Commitment
Auda Capital SCS SICAV SIF - Auda Asia Secondary Fund	$3,000,000	$369,724
Rosebrook Opportunities Fund LP	3,000,000	747,568
Walton Street Real Estate Fund VIII LP	1,000,000	406,735
	$7,000,000	$1,524,027

11. LINE OF CREDIT

The Fund has two outstanding bank lines of credit. One line of credit is for $10,000,000, and the second line of credit is for $4,500,000. The Fund used the lines of credit to fund short-term portfolio cash needs. With respect to the $10,000,000 line of credit, the Fund pays interest on it, which is charged at the floating Wall Street Journal Prime Rate, with a rate floor of 3.50% and a setup fee 0.50% of the initial loan amount. During the fiscal year ended March 31, 2024, the average principal balance, maximum outstanding balance, and average interest rate on the $10,000,000 loan were approximately $9,663,769, $10,000,000, and 8.40% per annum, respectively. The line of credit is collateralized by the assets of the Fund. As of March 31, 2024, the principal outstanding balance was $9,999,954 at an interest rate of 8.50% per annum. With respect to the $4,500,000 line of credit, the Fund pays an interest rate floor of 5.00%. During the fiscal year ended March 31, 2024, the average principal balance, maximum outstanding balance, and average interest rate were approximately $3,490,264, $4,500,000, and 8.40% per annum, respectively. As of March 31, 2024, the principal outstanding balance was $4,499,999 at an interest rate of 8.40% per annum on the secondary line of credit. Expenses for the loans are paid by the Fund. For the fiscal year ended March 31, 2024, the Fund paid $1,068,775 in aggregate interest and borrowing costs.

The lines of credit matured on October 25, 2024, however a further extension was granted to December 25, 2024. The Fund remains in close contact with the bank, and based on recent discussions with them, management is confident that a further extension will be granted. Based on careful management and close review of the Fund’s cashflow, management does not have any concerns in relation to the Fund’s ability to continue to meet its obligations as they become due within the next 12 months and does not have substantial doubt about the Fund’s ability to continue as a going concern. No conditions have been noted that may give rise to a substantial doubt within one year of the financial statement issuance date.

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. On October 15, 2024, the Fund sold Harbert Seniors Housing Fund I LP.

Wildermuth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Wildermuth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wildermuth Fund (the “Fund”), including the schedule of investments, as of March 31, 2024 and the related statement of operations and cash flows for the fiscal year then ended, the statements of changes in net assets for the fiscal years ended March 31, 2024 and 2023, and for the period from January 1, 2022 to March 31, 2022, the financial highlights for the fiscal years ended March 31, 2024 and 2023, for the period from January 1, 2022 to March 31, 2022, and years ended December 31, 2021 and 2020, including the related notes (collectively, the “financial statements”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2024 and the results of its operations and cash flows for the fiscal year ended March 31, 2024, the statements of changes in net assets for the fiscal years ended March 31, 2024 and 2023, and for the period from January 1, 2022 to March 31, 2022, the financial highlights for the fiscal years ended March 31, 2024 and 2023, for the period from January 1, 2022 to March 31, 2022, and years ended December 31, 2021 and 2020, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended December 31, 2019 were audited by another independent registered public accounting firm whose report dated June 29, 2020, expressed an unqualified opinion on those financial highlights.

Emphasis of a Matter- Plan of Liquidation

As discussed in Note 1, during the year fiscal year ended March 31, 2024, the Board of Trustees of the Fund concluded that it would be advisable and in the best interest of the Fund and its shareholders that the Fund be closed and liquidated. As a result, a plan of liquidation was approved, and the Fund is no longer actively pursuing its stated investment objective and has begun to seek to liquidate the portfolio.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian, counterparties, underlying fund advisors or by other audit procedures, where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

/s/ WithumSmith+Brown, PC

Whippany, New Jersey
January 14, 2025

Wildermuth Fund

Trustees and Officers
March 31, 2024 (Unaudited)

Trustees

Following is a list of the trustees of the Trust and their principal occupation over the last five years.

Independent Trustees

Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Anthony Lewis, Age 78	Trustee, Since December 2013	Chairman and CEO of The Lewis Group USA (executive consulting firm)	1	Director, Torotel Inc. (Magnetics, Aerospace and Defense); Trustee, Northern Lights Fund Trust II (investment company)
Donald R. Henry, Age 63	Trustee, Since October 2021	Independent Executive and Commercial Real Estate Consultant (2018 – present); Retired Chief Executive Officer, Chief Investment Officer, Chief Operating Officer, and Portfolio Manager	1	None
Randall D. Fretz, Age 72	Trustee, Since December 2013	Principal, Aperio Advisory Services, LLC (since 2017)	1	None

Wildermuth Fund

Trustees and Officers - Continued
March 31, 2024 (Unaudited)

Interested Trustees and Officers

Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years
Mitchell Mansfield, Age 38	Principal Executive Officer	Managing Director, Kroll (Cayman) Ltd (formerly Borelli Walsh) (2020 – present); Director of BWAM; Director, Borrelli Walsh (now Kroll) (2016-2020)	1

Director, BW Investment Ltd; Director, Kroll (Cayman) Ltd.; Director, 1 Chesham Close Ltd; Director, 3 Chesham Close Ltd; Director, 4 Chesham Close Ltd; Director, Aspect VC Limited; Director, BI Science Ltd; Director, Bison VC Limited; Director, Borrelli Walsh Pty Ltd; Director, Castlemead Limited; Director, Castletown Lending Limited; Director, CBM Development Limited; Director, Chengzhuang CBM Ltd; Director, Chengzhuang Development Limited; Director, Chesham HoldCo; Director, China Security & Surveilance Technology, Inc.; Director, China Security & Surveillance Technology, Inc. (CSST); Director, Churchill House Limited; Director, Compania Minera Nova Ventura; Director, Credence VC Limited; Director, Drivers VC Limited; Director, Enterprise VC Limited (f/k/a Mortar Holdings Limited); Director, Enviartia Consulting Ltd; Director, Fengcheng CBM Ltd; Director, Foundation VC Limited; Director, GBV International Ltd; Director, GDGF Ltd; Director, Generation VC Limited; Director, Greka Dragon Gas Ltd.; Managing Director, Greka Energy (International) B.V.; Director, Greka Exploration and Production Ltd.; Director, Greka Gas China Ltd.; Managing Director, Greka GFC B.V.; Managing Director, Greka GPX B.V.; Managing Director, Greka GQY B.V.; Managing Director, Greka GSN B.V.; Director, Greka Guizhou E&P Ltd; Director, Holm Properties Ltd.; Director,

Wildermuth Fund

Trustees and Officers - Continued
March 31, 2024 (Unaudited)

Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years

Hourglass VC Limited; Director, Huy Vietnam Holdings Limited; Manager, Inca Refining, LLC; Director, KrisEnergy (Gulf of Thailand) Ltd.; Director, Mahi Lending Services Limited; Director, MREF III Hayes Ltd; Director, Oval Properties 801 Limited; Director, Panxie CBM Ltd; Director, Qinyuan CBM Ltd; Director, RAGOF 33 Grosvenor Street Limited; Director, RAGOF Colmore Row Limited; Director, RAGOF Heusenstamm S.a.r.l; Director, RAGOF Spencer House Limited; Director, Shanti; Director, Shizhuang North CBM Ltd; Director, Shizhuang South CBM Ltd; Director, Shizhuang South Development Limited; Director, Silvertown Limited; Director, Smartilicious Consulting Ltd; Director, Springs Farm Limited; Director, Springs Farm Services Limited; Director, Top Household International Development Co., Ltd.; Director, Urban Cyber Security Inc; Director, VC Investments Holding Limited; Director, Wanderers Holdco Limited; Manager, West Bank Land Company, LLC; Manager, West Bank Land Company, LLC; Director, Wuhan University of Technology - Skaugen Training & Consulting Co., Ltd; Director, Zero Energy Technologies Limited; Director, Indi Agri Business Fund II; Director, Indi Agri Business Fund Investment Manager; Nominee Director, Nature Bio-Foods Limited; Nominee Director, Parijat Industries (India) Private Limited; Nominee Director, Global Gourmet Private Limited;

Wildermuth Fund

Trustees and Officers - Continued
March 31, 2024 (Unaudited)

Name, Age, Address*	Position/Term of Office**	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex***	Other Directorships Held by Trustee During Last 5 Years

Nominee Director, Olive Bar & Kitchen Private Limited; Nominee Director, Naturell (India) Private Limited; Manager, Fantasia GSU LLC; Manager, Fantasia Investment I LLC; Manager, Fantasia Investment II LLC; Manager, Fantasia Investment III LLC; Manager, Fantasia 373 Hotel (US) LLC.

Samuel Cole, Age 36	Valuations Designee	Director, Kroll (Cayman) Ltd (formerly Borelli Walsh) (2020 – present); Senior Manager, McGrathNicol (2011-2020)	1	Manager, Fantasia GSU LLC; Manager, Fantasia Investment I LLC; Manager, Fantasia Investment II LLC; Manager, Fantasia Investment III LLC; Manager, Fantasia 373 Hotel (US) LLC
Gerard Scarpati, Age 69	Treasurer and Chief Financial Officer	Managing Director, Vigilant Compliance, LLC (an investment management services company) from February 2010 to present.	N/A	N/A
Bernadette Murphy, Age 60	Chief Compliance Officer	Managing Director, Vigilant Compliance, LLC from July 2018 to present	N/A	N/A
Candice Lightfoot^, Age 43	Secretary and Vice President	Consultant, Kroll (Cayman) Ltd., Nov 2023 – present; COO, Wildermuth Advisory, LLC from Dec 2016 to Oct 2023	N/A	Director, ClearGuide Medical, Inc., 2018 to 2023

*     The address for each trustee and officer listed is Strathvale house, 3rd Floor, PO BOX 30847, 90 North Church Street, George Town, Grand Cayman, KY1-1204, Cayman Islands.

**     The term of office for each trustee and officer listed above will continue indefinitely.

***   The term “Fund Complex” refers to all present and future funds advised by BWAM.

^    “Interested persons” of the Trust as that term is defined under the 1940 Act because of their affiliation with BWAM, the Fund’s Adviser.

Wildermuth Fund

Additional Information
March 31, 2024

Proxy Voting Policy — Information regarding how the Fund votes proxies relating to portfolio securities for the fiscal year ended March 31, 2024 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-888-445-6032 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. A description of the policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-445-6032.

Factors Considered by the Trustees in Approval of the Renewal of the Investment Management Agreement.

To assist the Trustees in their consideration of the New Advisory Agreement, the Trustees received in advance of their special meeting on November 1, 2023, certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Trustees’ deliberations.

Based on their evaluation of the information provided by Wildermuth Advisory and BWAM, the Board (including by a separate vote of the Independent Trustees), approved the New Advisory Agreement.

In advance of the Meeting, the Board requested and received materials to assist them in considering the New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the New Advisory Agreement, a memorandum prepared by Independent Trustee counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the New Advisory Agreement and to the extent applicable, comparative information relating to the advisory fee and other expenses of the Fund. The materials also included due diligence materials relating to BWAM (including a due diligence questionnaire completed by BWAM, select financial information of BWAM or its affiliates, bibliographic information regarding BWAM’s key management and investment advisory personnel, and, to the extent applicable, comparative fee information relating to the Fund) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act matters and that is independent of Fund management and met with such counsel separately from Fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the New Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the New Advisory Agreement. In considering the New Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed information and materials provided by BWAM relating to the Interim Advisory Agreement and New Advisory Agreement with the Fund, including the Interim Advisory Agreement, New Advisory Agreement, BWAM’s Form ADV, a description of the firm and its organizational and management structure, its history prior to registering as an investment adviser, a description of the manner in which portfolio holding sale decisions will be made and executed, the financial condition of BWAM and its ability to provide the services required under the Interim Advisory Agreement and New Advisory Agreement, an overview of the personnel that will perform services for the Fund and BWAM’s compliance policies and procedures. The Board noted that the Fund is no longer raising or placing capital, or making additional investments and considered that BWAM will be responsible for implementing the Fund’s Plan of Liquidation as well as managing the day-to-day operations of the Fund, including but not limited to, monitoring, and reviewing the activities of the Fund’s third-party service providers. The Board noted that, while the previously approved and implemented Plan of Liquidation may result in tax consequences to shareholders as the Fund’s assets are liquidated, a change in adviser to the Fund would not itself create any tax consequences for shareholders. The Board also noted the qualifications, experience and background of BWAM’s personnel, including its experience in divesting of complex investments similar to those that are held by the Fund, and considered BWAM’s level of staffing and its overall resources. The Board also noted BWAM’s representation that principals of the Fund’s prior adviser did not receive any compensation in connection with the proposed transition to BWAM and would not be retained by BWAM.

Wildermuth Fund

Additional Information - Continued
March 31, 2024

The Board took into account that BWAM’s responsibilities include implementation of the Fund’s Plan of Liquidation, including the divestment of the Fund’s current portfolio investments and returning capital to Fund shareholders, as well as the implementation of compliance controls related to the performance of these services. The Board also received information with respect to BWAM’s brokerage policies and practices, including with respect to best execution. The Board also discussed BWAM’s compliance program with the CCO of the Fund and noted that she confirmed that BWAM’s compliance policies and procedures were reasonably designed to prevent violations of applicable federal securities laws.

The Board then reviewed the capitalization of BWAM based on financial information provided by and representations made by BWAM and concluded that BWAM was sufficiently well-capitalized and that its parent had the ability to make additional contributions in order to meet its obligations to the Fund. The Board also reviewed and noted the insurance coverage in place for BWAM noting that BWAM is covered under the global Kroll policy.

The Board concluded that BWAM had sufficient quality and depth of personnel, resources, divestment experience and compliance policies and procedures required to perform its duties under the Interim Advisory Agreement and New Advisory Agreement and that BWAM may reasonably be expected to provide a high quality of services under the Interim Advisory Agreement and New Advisory Agreement with respect to the Fund.

Performance. The Board noted that, prior to November 1, 2023, the Fund was managed by Wildermuth Advisory. Additionally, the Board observed that BWAM is not expected to manage the Fund in accordance with the Fund’s investment objective and strategies but instead to implement the Fund’s Plan of Liquidation by divesting existing positions overtime and distributing such liquidated assets to Fund shareholders. Accordingly, the Board did not consider performance to be a relevant factor in evaluating BWAM.

Fees and Expenses. As to the costs of the services provided by BWAM, the Board discussed the comparison of advisory fees and total operating expenses as compared to a peer group prepared by BWAM and contained in the Meeting Materials. The Board noted that the advisory fee under the Interim Advisory Agreement was the same as the fee under the Prior Investment Advisory Agreement. With respect to the New Advisory Agreement, the Board observed that the proposed advisory fee was at the high end of its peer group but not the highest in the group. The Board noted that while the peer group included similar funds as the Fund, they were not necessarily similarly situated as the Fund was in the unique position of having in place a Plan of Liquidation. The Board recognized that a peer group of similarly situated funds was likely not available. The Board also observed that the proposed advisory fee is 2.00%, which is 50 basis points higher than the advisory fee paid to the Fund’s prior investment adviser, Wildermuth Advisory, pursuant to the Prior Investment Advisory Agreement. The Board noted that Wildermuth Advisory earned$1,830,338 in advisory fees for the fiscal year ended March 31, 2023, of which $665,753 was waived in accordance with the expense limitation agreement in place resulting in Wildermuth Advisory receiving $1,164,585 in advisory fees after the fee waiver. Had the proposed advisory fee been in place during such period, Wildermuth Advisory would have earned $2,440,451 in advisory fees, none of which would have been waived. Accordingly, Wildermuth Advisory would have earned an additional $1,275,866, had the new advisory fee, and no expense limitation agreement, been in place for the March 31, 2023 fiscal year. The Board also noted that BWAM did not intend to enter into an expense limitation agreement similar to the one that was in place with Wildermuth Advisory in connection with the Prior Investment Advisory Agreement. The Board noted that while the proposed advisory fee was higher than what was previously paid to Wildermuth Advisory and that Fund total annual operating expenses would not be limited as was previously the case, the Fund needed to find a new investment adviser as Wildermuth Advisory lacked the personnel and financial resources to continue to service the Fund. The Board concluded that, while the proposed advisory fee in the New Advisory Agreement was higher than the advisory fee in the Prior Investment Advisory Agreement, based on BWAM’s experience, expertise and services to be provided to the Fund in light of the Fund’s unique circumstances and the complex and significant nature of such services, the advisory fees to be charged by BWAM under the Interim Advisory Agreement and New Advisory Agreement, respectively, were not unreasonable.

Profitability. The Board also considered the level of profits accrued and that could be expected to accrue to BWAM with respect to the Fund based on the profitability analysis and selected financial information of BWAM provided in the Meeting Materials. The Board also considered the advisory fees expected to be paid to BWAM under the New Advisory Agreement. The Board discussed the services provided by BWAM and concluded that profits realized and profits that could be expected to be realized from BWAM’s relationship with the Fund were not excessive.

Wildermuth Fund

Additional Information - Continued
March 31, 2024

Economies of Scale. The Board noted that BWAM is expected to implement the Fund’s Plan of Liquidation and that assets are expected to shrink, not grow, over time. Accordingly, the Board concluded that economies of scale would not be achieved, and it was not a relevant factor in considering BWAM as the new investment adviser of the Fund.

Conclusion. Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that (a) the terms of the Interim Advisory Agreement and New Advisory Agreement are reasonable; (b) the proposed advisory fee under each of the Interim Advisory Agreement and New Advisory Agreement is not unreasonable; and (c) approving the Interim Advisory Agreement and New Advisory Agreement is in the best interests of the Fund and its shareholders.

Wildermuth Fund

Privacy Policy

1.  POLICY

Wildermuth Fund (the “Fund”) is committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains the Fund’s privacy policy (the “Policy”). This Policy’s terms apply both to our current shareholders and to former shareholders as well.

2.  HOW WE PROTECT YOUR INFORMATION

We are committed to maintaining the privacy of our shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

3.  WHAT KIND OF INFORMATION WE COLLECT

The Fund may collect nonpublic personal information regarding investors from sources such as the following:

•    Account Applications and other forms, which may include a shareholder’s name, address, social security number and/or personally identifiable financial information;

•    Account History, including information about a shareholder’s losses or gains; and

•    Correspondence and Communication, with the Fund’s representatives and their affiliates.

4.  WHO HAS ACCESS TO SHAREHOLDER INFORMATION

We do not disclose any non-public personal information about our shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to provide services to shareholders (for example, to a transfer agent, investment adviser or third party administrator). We restrict access to non-public personal information about our shareholders to Fund personnel and employees of Fund service providers with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Third parties that handle this information shall agree to follow the standards the Fund has established.

5.  UPDATING YOUR INFORMATION

To help us keep your information up-to-date and accurate, please contact the Fund if there is any change in your personal information.

Investment Adviser

BW Asset Management, Ltd.
Strathvale House, 3rd Floor
PO Box 30847
90 North Church Street
George Town, Grand Cayman, KY1-1204, Cayman Islands

This material must be preceded or accompanied by a prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the Fund. This and other important information is contained within the Fund’s Prospectus, which can be obtained by calling (888) 445-6032, or by visiting our website www.wildermuthfund.com. The Fund’s Prospectus should be read carefully before investing.

(b)    There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2.       Code of Ethics.

(a)     The Registrant has adopted a code of ethics (the “Code”), as that term is defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code is attached as an exhibit.

(c)     There have been no substantive amendments during the period covered by this report, to a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(d)    The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to Registrant’s principal executive officer, principal financial offer, principal accounting officer, or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

Item 3.       Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)    Randall D. Fretz is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

The aggregate fees for professional services by the principal accountant during the Registrant’s last two fiscal years are as follows:

(a)     Audit Fees.

Fiscal year ended March 31, 2024:	$240,000
Fiscal year ended March 31, 2023:	$120,000

(b)    Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2024:	$—
Fiscal year ended March 31, 2023:	$—

(c)     Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2024	$100,476
Fiscal year ended March 31, 2023	$107,290

(d)    All Other Fees.

Fiscal year ended March 31, 2024	$—
Fiscal year ended March 31, 2023	$—

(e)     Audit Committee’s pre-approval policies and procedures.

(1)    The Registrant’s Audit Committee has adopted, and the Registrant’s Board has approved an Audit and Non-Audit Services Preapproval Policy (the “Policy”), which is intended to comply with Regulation S-X Rule 2-01, and sets forth guidelines and procedures to be followed by the Registrant when retaining the Auditor to perform audit-related services, tax services and other non-audit services. The Policy permits such services to be pre-approved in one of two ways: (1) pursuant to a general pre-approval (“General Pre-Approval”), or (2) pursuant to specific pre-approval (“Specific Pre- Approval”). Unless a type of service provided by the Auditor and the maximum estimated fees therefor has received General Pre-Approval, it will require Specific Pre-Approval by the Audit Committee.

(2)    None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     None.

(g)    During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)    Not applicable.

(i)     Not applicable.

(j)     Not applicable

Item 5.       Audit Committee of Listed Registrants.

Not applicable.

Item 6.       Schedule of Investments.

(a)     Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)    Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 13(c).

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following tables provide biographical information about the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Registrant as of March 31, 2024:

Portfolio Manager	Title	Length of Time of Service to Registrant	Business Experience During the Past 5 Years	Role of Portfolio Manager
Mitchell Mansfield	Portfolio Manager	Since November 1, 2023

Mitchell Mansfield serves as the Fund’s portfolio manager (the “Portfolio Manager”) and is responsible for the day-to-day management of the Fund. Mr. Mansfield is a Managing Director at Kroll and has over 18 years of experience delivering bespoke solutions to clients in complex situations and has managed, or is managing, the liquidation of assets exceeding $1 billion in pooled investment vehicles. Mr. Mansfield leads the Fund Solutions services for Kroll’s Restructuring practice. In this position, he is responsible for providing advisory and discretionary asset management services for illiquid investments, including divestments, rationalizing management cost structures, restructuring of single investments or portfolio realizations. Mr. Mansfield originally joined Borrelli Walsh in 2016, which was later acquired by Kroll in November 2020. Mr. Mansfield is a Chartered Accountant and has a Bachelor of Commerce from University of New England.

Mr. Mansfield serves as the Portfolio Manager of the Fund, with primary responsibility for overseeing the overall allocation of the Fund’s portfolio.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following provides information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2024:

As of March 31, 2024, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

•    A Mauritius regulated fund with assets under management of approximately $110 million;

•    Five private funds under voluntary liquidation with combined assets under management of approximately $120 million; and

•    Various funds in provisional or official liquidation with combined assets under management of approximately $300 million.

Mr. Mansfield manages one account for which the investment advisory fee has a performance component.

Potential Conflicts of Interests

The Fund is not aware of any material conflicts between the Portfolio Manager and the other accounts managed by the Portfolio Manager. The Fund is in liquidation and therefore the Portfolio Manager’s sole responsibility is to seek to divest the Fund’s positions in accordance with a Plan of Liquidation adopted by the Board of Trustees of the Fund.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Mansfield is compensated by Kroll and receives a fixed salary and a discretionary bonus. Bonuses are determined by Kroll based on individual performance and overall profitability of Kroll. Mr. Mansfield’s compensation is not directly based on any incentive fee compensation received by Kroll.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by the portfolio manager in the Registrant as of March 31, 2024:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Mitchell Mansfield	$—

As of March 31, 2024, Mr. Mansfield did not own any shares of the Fund.

(b)    Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Class A(1):	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Apr. 1-30, 2023(2)	186,403	$11.16	—	—
May. 1-31, 2023	—	—	—	—
Jun. 1-30, 2023	—	—	—	—
Jul. 1-31, 2023	—	—	—	—
Aug. 1-31, 2023	—	—	—	—
Sep. 1-30, 2023	—	—	—	—
Oct. 1-31, 2023	—	—	—	—
Nov. 1-30, 2023	—	—	—	—
Dec. 1-31, 2023	—	—	—	—
Jan. 1-31, 2024	—	—	—	—
Feb. 1-28, 2024	—	—	—	—
Mar. 1-31, 2024	—	—	—	—
Total	186,403	$11.16	0	0
Class C(1):	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Apr. 1-30, 2023(2)	100,271	$10.50	—	—
May. 1-31, 2023	—	—	—	—
Jun. 1-30, 2023	—	—	—	—
Jul. 1-31, 2023	—	—	—	—
Aug. 1-31, 2023	—	—	—	—
Sep. 1-30, 2023	—	—	—	—
Oct. 1-31, 2023	—	—	—	—
Nov. 1-30, 2023	—	—	—	—
Dec. 1-31, 2023	—	—	—	—
Jan. 1-31, 2024	—	—	—	—
Feb. 1-28, 2024	—	—	—	—
Mar. 1-31, 2024	—	—	—	—
Total	100,271	$10.50	0	0

Class I(1):	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (of Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Period
Apr. 1-30, 2023(2)	154,335	$11.30	—	—
May. 1-31, 2023	—	—	—	—
Jun. 1-30, 2023	—	—	—	—
Jul. 1-31, 2023	—	—	—	—
Aug. 1-31, 2023	—	—	—	—
Sep. 1-30, 2023	—	—	—	—
Oct. 1-31, 2023	—	—	—	—
Nov. 1-30, 2023	—	—	—	—
Dec. 1-31, 2023	—	—	—	—
Jan. 1-31, 2024	—	—	—	—
Feb. 1-28, 2024	—	—	—	—
Mar. 1-31, 2024	—	—	—	—
Total	154,335	$11.30	0	0

____________

(1)    On August 14, 2023 Class A and Class C shares were converted into Class I Shares.

(2)    On March 31, 2023 the Registrant offered to repurchase up to 5%of the Registrant’s total outstanding shares as of April 28, 2023 (the “Repurchase Request Deadline”). On the Repurchase Request Deadline, 441,009 shares represented 5% of the Registrant’s total outstanding shares.

Item 10.     Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.     Controls and Procedures.

(a)     Evaluation of Disclosure Controls and Procedures.

The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the PEO and the PFO, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

The Registrant was unable to timely file its annual report, including the Registrant’s audited financial statements, within the applicable regulatory deadline. The Registrant’s investment adviser resigned during the fiscal year ended March 31, 2024 (the “Fiscal Year”). The Registrant’s administrator also resigned during the Fiscal Year, and each such change caused delays in the preparation of the Registrant’s financial statements. Additionally, the Registrant changed its third-party valuation agent during the Fiscal Year to avoid potential conflicts of interest related to the affiliation of the Registrant’s new investment adviser and its prior third-party valuation agent. Further, due to the complexity of the Registrant’s investments, management needed additional time to gather sufficient information for the Registrant’s independent public accounting firm relating to the valuation of the Registrant’s investments. The Registrant, in consideration of this matter along with the conclusions of the Registrant’s independent registered public accounting firm, has concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness relating to the delay in filing of the Registrant’s Form N-CSR and N-CEN. A material weakness (as defined under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. The material weakness does not have an effect on the accuracy of the amounts and disclosures included in this annual report.

Management’s Remediation Plan:

The Registrant has policies and procedures in place that govern the timely filing of the Registrant’s annual reports. Management will continue to seek to meet applicable regulatory timelines for the Registrant’s filings however, it also seeks to ensure the integrity of the Registrant’s audit results.

(b)    As noted in sub-paragraph (a) above, the Registrant’s administrator resigned during the Fiscal Year and the Registrant engaged a new administrator. As a result, there were changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 13.     Exhibits.

(a)(1)	Code of Ethics. Filed herewith.
(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(3)	Not applicable.
(a)(4)	Change in the registrant’s independent public accountant. Not applicable.
(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wildermuth Fund
/s/ Mitchell Mansfield
By: Mitchell Mansfield
Director, Chairman of the Board (Principal Executive Officer)
January 14, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Mitchell Mansfield
By: Mitchell Mansfield
Director, Chairman of the Board (Principal Executive Officer) January 14, 2025
/s/ Gerard Scarpati
By: Gerard Scarpati
Treasurer and Chief Financial Officer
(Principal Financial Officer)
January 14, 2025